                                                                  EXHIBIT 99.10


DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                      AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ EDDIE J. PUSTIZZI
---------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to January Monthly Operating Report

                                         Summary Of Bank,Investment & Petty Cash Accounts                          Attachment 1
                                         ------------------------------------------------
                                                   AMCV Cruise Operations, Inc.
                                                   ----------------------------
Summary                                               Case No: 01-10967 (JWV)                                    UNAUDITED
                                                      -----------------------
AMCV Cruise Operations, Inc                         For Month Of January, 2003
                                                    --------------------------

                                               Balances
                                     -----------------------------             Receipts &           Bank
                                         Opening       Closing                Disbursements      Statements         Account
Account                              As Of 01/01/03 As Of 01/31/03             Included           Included         Reconciled
-------                              -----------------------------           --------------    --------------    --------------
AMCV Cruise Ops                        270,542.27    270,542.27              Yes               Yes               Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AHC - Certificate Of Deposit                 0.00          0.00              No -              No -              No -
Bank One                                                                     Account Closed    Account Closed    Account Closed
Account # - 880058451981                                                                       Account

AHC - Certificate Of Deposit                 0.00          0.00              No -              No -              No -
Bank One                                                                     Account Closed    Account Closed    Account Closed
Account # - 880058452369                                                                       Account

AMCV Escrow - Gohagan                        0.00          0.00              No -              No - Not          No -
LaSalle Bank                                                                 Account           Concentration     Account
Account # - 62-8766-40-4                                                     closed            Account           closed

American Classic Voyages                     0.00          0.00              No -              No -              No -
Fleet Bank                                                                   Account           Account           Account
Account # - 941-9148945                                                      closed            closed            closed

Weston Office                              278.45        214.53              Yes               Not A Bank        Yes
Petty Cash                                                                                     Account

                                                   Receipts & Disbursements                                   Attachment 2-1
                                                   ------------------------
                                                 AMCV Cruise Operations, Inc.
                                                 ----------------------------
R&D - First Union                                  Case No: 01-10967 (JWV)                                       UNAUDITED
AMCV Cruise Ops Master Cash                        -----------------------
                                                         First Union
                                                         -----------
                                                 AMCV Cruise Ops Master Cash
                                                 ---------------------------
                                                  Account # - 2090002602362
                                                  -------------------------
                                                 1 January 03 - 31 January 03
                                                 ----------------------------

Opening Balance - 1 January 03
                                  270,542.27

Receipts
                                        0.00             Refund of unexpired vessel
                                                           insurance premiums
                                        0.00             Refund of 1996-1998 Louisiana
                                                           State Unemployment Tax

                                  ----------
                                        0.00             Total Receipts

Disbursements
                                        0.00             Bank Fees
                                  ----------
                                        0.00             Total Disbursements

Closing Balance - 31 January 03
                                  270,542.27

                                                            Receipts & Disbursements                          Attachment 2-2
                                                            ------------------------
                                                          AMCV Cruise Operations, Inc.
                                                          ----------------------------
                                                            Case No: 01-10967 (JWV)                              UNAUDITED
                                                            -----------------------
Petty Cash                                                       Weston Office
                                                                 -------------
                                                                   Petty Cash
                                                                   ----------
                                                                 Account # - NA
                                                                 --------------
                                                          1 January 03 - 31 January 03
                                                          ----------------------------

Opening Balance - 1 January 03
                                      278.45


Receipts
                                        0.00       Deposit

                                      ------
                                        0.00       Total Receipts


Disbursements
                                      (50.00)      Cleaning Services
                                                   Office Supplies (Toner, Year end tax forms)
                                      (13.92)      Sundries
                                                   Miscellaneous Supplies

                                      ------
                                      (63.92)      Total Disbursements


Closing Balance - 31 January 03
                                      214.53

AMCV US SET OF BOOKS                               Date: 12-FEB-03 15:51:07
INCOMESTATEMENT - ATTACHMENT 4                     Page: 1
Current Period: JAN-03

currency USD
Company=15 (AMCV OPS)
                                                       PTD-Actual
                                                       31-Jan-03
                                                       -----------
Revenue
Gross Revenue                                                0.00
Allowances                                                   0.00
                                                       -----------
Net Revenue                                                  0.00

Operating Expenses
Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                             0.00
Passenger Expenses                                           0.00
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                             0.00
                                                       -----------
Total Operating Expenses                                     0.00

                                                       -----------
Gross Profit                                                 0.00

SG&A Expenses
General and Admin Expenses                              71,836.54
Sales & Marketing                                            0.00
Start-Up Costs                                               0.00
                                                       -----------
Total SG&A Expenses                                     71,836.54

                                                       -----------
EBITDA                                                 (71,836.54)

Depreciation                                                 0.00

                                                       -----------
Operating Income                                       (71,836.54)

Other Expense/(Income)
Interest Income                                              0.00
Equity in Earnings for Sub                             (52,194.20)
Reorganization expenses                                      0.00
Other expense                                          (77,009.54)
                                                       -----------
Total Other Expense/(Income)                           (24,815.34)

                                                       -----------
Net Pretax Income/(Loss)                               (47,021.20)

Income Tax Expense                                           0.00

                                                      ------------
Net Income/(Loss)                                      (47,021.20)
                                                       ===========

AMCV US SET OF BOOKS                                    Date: 12-FEB-03 15:59:03
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: JAN-03

currency USD
Company=15 (AMCV OPS)
                                                     YTD-Actual                      YTD-Actual
                                                     31-Jan-03                       22-Oct-01
                                                  ---------------                  -------------
ASSETS

Cash and Equivalent                                    111,906.75                   1,723,947.86

Restricted Cash                                        450,000.00                     219,000.00

Marketable Securities                                        0.00                      50,000.00

Accounts Receivable                                    237,398.75                      99,684.62

Inventories                                                  0.00                           0.00

Prepaid Expenses                                             0.00                     522,662.13

Other Current Assets                                     3,600.00                       1,750.00

                                                  ---------------                  -------------
Total Current Assets                                   802,905.50                   2,617,044.61


Fixed Assets                                                 0.00                   9,371,627.23

Accumulated Depreciation                                     0.00                    (453,764.30)

                                                  ---------------                  -------------
Net Fixed Assets                                             0.00                   8,917,862.93


Net Goodwill                                                 0.00                           0.00

Intercompany Due To/From                            (7,481,783.49)                  2,150,807.43

Net Deferred Financing Fees                                  0.00                           0.00

Net Investment in Subsidiaries                    (531,423,299.57)                 66,329,274.35

                                                  ---------------                  -------------
Total Other Assets                                (538,905,083.06)                 68,480,081.78

                                                  ---------------                  -------------
Total Assets                                      (538,102,177.56)                 80,014,989.32
                                                  ===============                  ==============

AMCV US SET OF BOOKS                                    Date: 12-FEB-03 15:59:03
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: JAN-03

currency USD
Company=15 (AMCV OPS)
                                                    YTD-Actual                      YTD-Actual
                                                     31-Jan-03                      22-Oct-01
                                                  ---------------                 --------------
LIABILITIES

Accounts Payable                                             0.00                       5,363.60

Accrued Liabilities                                      5,217.86                     289,488.87

Deposits                                                     0.00                           0.00

                                                  ---------------                 --------------
Total Current Liabilities                                5,217.86                     294,852.47


Long Term Debt                                               0.00                           0.00

Other Long Term Liabilities                                  0.00                           0.00

                                                  ---------------                 --------------
Total Liabilities                                        5,217.86                     294,852.47


Liabilities Subject to Compromise                   27,147,484.48                  32,307,000.02


OWNER'S EQUITY

Common Stock                                            10,440.25                      10,440.25

Add'l Paid In Capital                              112,772,392.56                 112,772,392.56

Current Net Income (Loss)                              (47,021.20)                (37,037,717.81)

Retained Earnings                                 (677,990,691.51)                (28,331,978.17)

                                                  ---------------                 --------------
Total Owner's Equity                              (565,254,879.90)                 47,413,136.83

                                                  ---------------                  -------------
Total Liabilities & Equity                        (538,102,177.56)                 80,014,989.32
                                                  ===============                 ==============

AMCV Cruise Operations                                             ATTACHMENT 6                                 01-10967 (JWV)
                                                     Summary List of Due To/Due From Accounts
                                                        For the Month Ended January 31, 2002

                                                                    BEGINNING                                       ENDING
AFFILIATE NAME                                     CASE NUMBER       BALANCE          DEBITS      CREDITS          BALANCE
--------------                                     -----------   ---------------    ----------   ----------     ---------------
American Classic Voyages Co.                         01-10954     (81,110,415.58)   438,320.06    50,256.55      (80,722,352.07)
AMCV Holdings, Inc.                                  01-10973      (2,306,958.13)    13,266.94           --       (2,293,691.19)
The Delta Queen Steamboat Co.                        01-10970    (104,066,642.75)   151,547.46   560,163.87     (104,475,259.16)
DQSB II, Inc.                                        01-10974           2,330.40            --           --            2,330.40
Great AQ Steamboat, L.L.C                            01-10960      22,866,931.85            --           --       22,866,931.85
Great Pacific NW Cruise Line, L.L.C                  01-10977       9,434,276.58                         --        9,434,276.58
Great River Cruise Line, L.L.C                       01-10963       9,463,658.43                         --        9,463,658.43
Great Ocean Cruise Line, L.L.C                       01-10959      22,093,131.96            --           --       22,093,131.96
Cruise America Travel, Incorporated                  01-10966       4,057,165.15            --           --        4,057,165.15
Delta Queen Coastal Voyages, L.L.C                   01-10964        (190,721.38)           --           --         (190,721.38)
Cape Cod Light, L.L.C                                01-10962       3,950,183.20            --           --        3,950,183.20
Cape May Light, L.L.C                                01-10961       8,127,233.11            --           --        8,127,233.11
Project America, Inc.                                     N/A      (4,501,177.23)           --           --       (4,501,177.23)
Oceanic Ship Co.                                          N/A      57,690,858.86            --           --       57,690,858.86
Project America Ship I, Inc.                              N/A         111,968.41            --           --          111,968.41
Ocean Development Co.                                01-10972       1,559,238.61            --           --        1,559,238.61
Great Hawaiian Cruise Line, Inc.                     01-10975         (22,292.97)           --           --          (22,292.97)
Great Hawaiian Properties Corporation                01-10971      (6,116,875.06)           --           --       (6,116,875.06)
American Hawaii Properties Corporation               01-10976       5,188,990.02            --           --        5,188,990.02
Great Independence Ship Co.                          01-10969      36,656,636.93            --           --       36,656,636.93
CAT II, Inc.                                         01-10968       9,637,982.06            --           --        9,637,982.06
                                                                 ---------------    ----------   ----------     ---------------
                                                                   (7,474,497.53)   603,134.46   610,420.42       (7,481,783.49)
                                                                 ===============    ==========   ==========     ===============

AMCV CRUISE OPERATIONS                                     CASE#: 01-10967 (JWV)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                                0-30 DAYS      31-60 DAYS     61-90 DAYS      91+ DAYS      TOTAL
-------                                                ----------     ----------     ----------      --------    ----------
Cananwill                                              237,398.75                                                237,398.75
American Express Credit Card Processor                                                                                 0.00
Discover Credit Card Processor                                                                                         0.00
Diners Credit Card Processor                                                                                           0.00
Travel Agents                                                                                                          0.00
Crew Member                                                                                                            0.00

                                                       ----------     ----------     ----------      --------   -----------
Total                                                  237,398.75           0.00           0.00          0.00    237,398.75
                                                       ==========     ==========     ==========      ========    ==========




                                                                   ATTACHMENT #7

                          AMCV Cruise Operations, Inc.
                                 01-10967 (JWV)




                            Accounts Payable Detail
                             As of January 31, 2003







                                  Attachment 8


                                 Not Applicable

DEBTOR:  AMCV CRUISE OPERATIONS, INC.                CASE NUMBER: 01-10967 (JWV)

                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO JANUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. During August, the Debtor funded three escrow accounts each in the amount of $150,000. Each escrow account was required for a pending P&I insurance claim. The Debtor cannot currently determine how much, if any, the ultimate settlement will be for each claim.